UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2022

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on March 7, 2022, the company formerly known as Welltower Inc., a Delaware corporation (“Old Welltower”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with the company formerly known as WELL Merger Holdco Inc., a Delaware corporation, which was a wholly owned subsidiary of Old Welltower (“New Welltower” or the “Company”), and WELL Merger Holdco Sub Inc., a Delaware corporation, which was a wholly owned subsidiary of New Welltower (“Merger Sub”). The purpose of the transactions contemplated by the Merger Agreement was for Old Welltower to implement a corporate reorganization into a new holding company structure commonly referred to as an Umbrella Partnership Real Estate Investment Trust, or UPREIT (the “Reorganization”).

Effective on April 1, 2022, pursuant to the Merger Agreement, Merger Sub merged with and into Old Welltower, with Old Welltower continuing as the surviving corporation and a wholly owned subsidiary of New Welltower (the “Merger”). The Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company (i.e., New Welltower) without a vote of the shareholders of the constituent corporation (i.e., Old Welltower). In connection with the Merger, Old Welltower’s name was changed to Welltower OP Inc., and New Welltower inherited the name “Welltower Inc.”

Also pursuant to the Merger Agreement, Old Welltower expects to convert from a Delaware corporation into a Delaware limited liability company called “Welltower OP LLC” effective shortly following the 2022 annual meeting of shareholders (the “LLC Conversion”), subject to approval of New Welltower’s shareholders at the next annual meeting. In this Current Report, we refer to Old Welltower after the effectiveness of the LLC Conversion as “Welltower OP.”

The purpose of this Current Report on Form 8-K12B is to disclose matters in connection with the completion of the Merger and to provide notice pursuant to Rule 12g-3(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that, following the Merger, New Welltower became the successor issuer to Old Welltower. More specifically, pursuant to Exchange Act Rule 12g-3(a), shares of the New Welltower common stock, par value $1.00 per share (“New Welltower common stock”), issued in connection with the Merger are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

At the Effective Time, Old Welltower and New Welltower entered into the Consent and Amendment No. 1 to Credit Agreement (the “Amendment”), by and among New Welltower, Old Welltower, the lenders and other financial institutions listed therein (the “Lenders”) and KeyBank National Association, as administrative agent (in such capacity, the “Agent”). The Amendment amends the Credit Agreement, dated as of June 4, 2021 (the “Existing Credit Agreement” the Existing Credit Agreement, as amended by the Amendment, the “Credit Agreement”), by and among Old Welltower, as borrower, the Lenders from time to time party thereto and the Agent. Among other things, the Amendment gives effect to or otherwise takes account of, and provides the consent of the applicable lenders to, the Merger and the LLC Conversion. As described above, Old Welltower (and Welltower OP, as successor to Old Welltower following the LLC Conversion), will remain the borrower under the Credit Agreement. New Welltower will guarantee Old Welltower’s (and, following the LLC Conversion, Welltower OP’s) obligations under the Credit Agreement at this time.

The foregoing summary of the Amendment does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of the Amendment, which is filed herewith as Exhibit 10.1.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, Old Welltower notified the New York Stock Exchange (the “NYSE”) that the Merger had been completed. As noted above, the New Welltower common stock is trading on the NYSE on an uninterrupted basis under the symbol “WELL,” which is the same symbol formerly used for common stock, par value $1.00 per share, of Old Welltower (“Old Welltower common stock”), and has retained the CUSIP number of 95040Q104. The NYSE is expected to file with the Securities and Exchange Commission (the “SEC”) an application on Form 25 to delist the Old Welltower common stock from the NYSE and to deregister the Old Welltower common stock under Section 12(b) of the Exchange Act. Old Welltower intends to file with the SEC a certificate on Form 15 requesting that the Old Welltower common stock be deregistered under the Exchange Act, and that Old Welltower’s reporting obligations under Section 15(d) of the Exchange Act be with respect to Old Welltower common stock be suspended (although Old Welltower will, however, continue to be subject to the reporting requirements of Section 12(b) and 15(d) of the Exchange Act (i) to the extent of the succession of New Welltower to the Exchange Act Section 12(b) registration and reporting obligations of Old Welltower as noted above under Explanatory Note and (ii) with respect to Old Welltower’s (and, following the LLC Conversion, Welltower OP’s) outstanding senior notes issued in registered public offerings, including its notes listed on the NYSE).

Following the Reorganization, including both the Merger and the LLC Conversion, we expect each of New Welltower and Welltower OP to have a separate Exchange Act reporting obligation; however, we expect New Welltower and Welltower OP will file combined quarterly reports on Form 10-Q and annual reports on Form 10-K beginning with the quarterly report filed with respect to the quarter ended March 31, 2022. New Welltower expects to make filings with the SEC under Old Welltower’s prior CIK (0000766704), and Welltower OP will make filings with the SEC under a new CIK (0001917598).

Item 3.03	Material Modification of Rights of Securityholders.

The information set forth under and/or incorporated by reference into Items 3.01 and 8.01 is incorporated hereunder by reference.

Item 5.01	Changes in Control of the Registrant.

The information set forth under and/or incorporated by reference into Items 3.01 and 8.01 is incorporated hereunder by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under and/or incorporated by reference into Items 3.01 and 8.01 is incorporated hereunder by reference.

The management and board of directors of New Welltower immediately after the Merger is identical to the management and board of directors of Old Welltower immediately before the Merger. The executive officers of Old Welltower immediately before the Merger serve in the same positions and hold the same titles with New Welltower immediately after the Merger and will do the same after the LLC Conversion.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under and/or incorporated by reference into Items 3.01 and 8.01 is incorporated hereunder by reference.

Item 8.01	Other Events.

The information set forth above under Explanatory Note is incorporated hereunder by reference.

Merger Agreement

As disclosed above, the Merger became effective on April 1, 2022. The Merger, which was approved by Old Welltower’s board of directors on March 3, 2022, was conducted in accordance with Section 251(g) of the DGCL. Accordingly, the Merger did not require the approval of Old Welltower’s shareholders, and the Merger did not give rise to statutory dissenters’ rights. The Merger is expected to qualify as a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and Old Welltower’s shareholders are not expected to recognize gain or loss for federal income tax purposes as a result of the Merger. Following the Merger, New Welltower intends to qualify as a real estate investment trust (“REIT”) for federal income tax purposes.

At the effective time of the Merger (the “Effective Time”), (a) the separate existence of Merger Sub ceased; and (b) each share of Old Welltower common stock issued and outstanding immediately prior to the Merger converted on a share-for-share basis into an issued and outstanding share of New Welltower common stock. Accordingly, each shareholder of Old Welltower immediately before the Effective Time owned, immediately after the Effective Time, shares of New Welltower common stock in the same amounts and percentages as such shareholder owned in Old Welltower immediately before the Effective Time.

The consolidated assets and liabilities of New Welltower immediately following the Effective Time were identical to the consolidated assets and liabilities of Old Welltower immediately prior to the Effective Time. New Welltower does not hold any assets directly other than certain de minimis assets that may be held for certain administrative functions. None of the properties owned by Old Welltower or its subsidiaries or any interests therein have been or will be transferred as part of the Reorganization. All material indebtedness of Old Welltower immediately prior to the Merger remains indebtedness of Old Welltower.

Pursuant to Section 251(g) of the DCGL, the Amended and Restated Certificate of Incorporation of New Welltower and Amended and Restated By-Laws of New Welltower from and after the Effective Time are identical to the certificate of incorporation and bylaws of Old Welltower immediately before the Effective Time. Accordingly, each share of New Welltower common stock has the same designations, rights, powers and preferences, and the qualifications, limitations, restrictions and other terms as the corresponding share of Old Welltower common stock immediately prior to the Effective Time.

The conversion of Old Welltower’s shares into New Welltower’s shares in connection with the Merger occurred without an exchange of share certificates. Any certificates representing outstanding Old Welltower common stock are deemed to represent the same number and type of shares of New Welltower. New Welltower replaced Old Welltower as the public company listed on the NYSE and New Welltower common stock is trading on the NYSE on an uninterrupted basis under the existing symbol “WELL” and has retained the CUSIP number of 95040Q104. The NYSE ticker symbols of Old Welltower’s 4.800% Notes due 2028 (CUSIP number 95040QAA2, NYSE: WELL28) and $4.500% Notes due 2034 (CUSIP number 95040QAB0, NYSE: WELL34) have changed, respectively, to WELL/28 and WELL/34 and these notes have retained their existing CUSIP numbers.

The foregoing descriptions of the Merger Agreement, Amended and Restated Certificate of Incorporation of New Welltower and Amended and Restated By-Laws of New Welltower, are qualified in their entirety by reference to the Merger Agreement, Amended and Restated Certificate of Incorporation of New Welltower and Amended and Restated By-Laws of New Welltower filed herewith as Exhibits 2.1, 3.1, and 3.2, respectively, and are incorporated by reference herein.

Outstanding Equity Plans, Awards and Related Arrangements

At the Effective Time, pursuant to the Merger Agreement, Old Welltower assigned to New Welltower, and New Welltower assumed from Old Welltower, all of Old Welltower’s rights and obligations under (i) the Welltower Inc. 2016 Long-Term Incentive Plan and all outstanding awards and award agreements thereunder and (ii) the Welltower Inc. Employee Stock Purchase Plan.

On March 30, 2022, New Welltower adopted compensatory stock plans to replace those of Old Welltower—(i) the Welltower, Inc. 2022 Long-Term Incentive Plan (the “2022 LTIP”) and (ii) the Welltower Inc. 2022 Employee Stock Purchase Plan (the “2022 ESPP”). The share reserve of the 2022 LTIP is 10,000,000 shares and the share reserve of the 2022 ESPP is 873,567 shares. Outstanding awards granted under Old Welltower’s stock plans will be satisfied by the share reserves established under New Welltower’s stock plans. The stock plans of Old Welltower will be terminated shortly following the Effective Time.

The foregoing descriptions of the 2022 LTIP and the 2022 ESPP are qualified in their entirety by reference to the 2022 LTIP and the 2022 ESPP filed herewith as Exhibits 10.2 and 10.3, respectively, and incorporated by reference herein.

Supplemental Indenture

In connection with the Merger, on April 1, 2022, Old Welltower and New Welltower entered into a supplemental indenture (the “Supplemental Indenture”) with The Bank of New York Mellon Trust Company, N.A., to Old Welltower’s indenture, dated as of March 15, 2010 (the “Indenture”) to reconfirm Old Welltower’s obligations under the Indenture under its new name “Welltower OP Inc.” and to have New Welltower fully and unconditionally guarantee all existing and future senior notes previously issued and to be issued under the Indenture. The foregoing summary of the Supplemental Indenture does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of the Supplemental Indenture, which is filed herewith as Exhibit 4.1.

LLC Conversion

As required by Section 251(g) of the DGCL, the certificate of incorporation of Old Welltower has been amended in connection with the Merger to add a “Pass-Through Vote Provision.” The Pass-Through Vote Provision requires the shareholders of New Welltower to approve any act or transaction by or involving Old Welltower (other than the election or removal of directors) that would have required the approval of the shareholders of Old Welltower if taken by Old Welltower prior to the Effective Time, by the same vote as was required by the DGCL and/or by the certificate of incorporation or bylaws of Old Welltower in effect immediately prior to the Effective Time.

Under the DGCL, a conversion of a Delaware corporation to a limited liability company requires the unanimous approval of all shareholders, voting and nonvoting. Normally, New Welltower could approve the LLC Conversion in its capacity as sole shareholder of Old Welltower. However, due to the Pass-Through Vote Provision, all of the shareholders of New Welltower also have to approve the LLC Conversion. New Welltower has over 447 million shares outstanding, held by more than 3,100 record and beneficial holders, making the unanimous shareholder approval requirement for the LLC Conversion time consuming, expensive, and likely impossible to achieve. Therefore, in order to provide the benefits of the Reorganization to New Welltower shareholders, Old Welltower included a proposal in its proxy statement for its 2022 annual shareholders’ meeting to allow the shareholders, voting as shareholders of New Welltower, to approve the removal of the Pass-Through Vote Provision so that the LLC Conversion may be approved solely by New Welltower.

As disclosed above, the LLC Conversion is expected to become effective shortly following the 2022 annual meeting of shareholders, subject to approval of New Welltower’s shareholders. New Welltower will be the managing member of and will exercise exclusive control over Welltower OP. New Welltower will initially be the sole member of Welltower OP.

Following the LLC Conversion, the business, management and board of directors of New Welltower will be identical to the business, management and board of directors of Old Welltower immediately before the LLC Conversion, except that we expect to conduct the business of the company exclusively through Welltower OP. The consolidated assets and liabilities of New Welltower immediately following the LLC Conversion will be identical to the consolidated assets and liabilities of Old Welltower immediately prior to the LLC Conversion. New Welltower does not, and following the LLC Conversion is not expected to, hold any assets directly other than certain de minimis assets that may be held for certain administrative functions. None of the properties owned by Welltower OP or its subsidiaries or any interests therein will be transferred as part of the LLC Conversion. All material indebtedness of Welltower OP immediately prior to the Merger is expected to be indebtedness of Old Welltower after the LLC Conversion. Following the LLC Conversion, Welltower OP is expected to remain the borrower under Old Welltower’s $4,000,000,000 unsecured revolving credit facility, $500,000,000 unsecured term loan facility and CAD 250,000,000 unsecured term loan facility and Welltower OP will remain the obligor under all of Old Welltower’s outstanding senior notes.

Federal Income Tax Considerations

The Company is filing as Exhibit 99.1 (incorporated by reference herein) a discussion of certain U.S. federal income tax considerations relating to the Company’s qualification and taxation as a REIT and federal income taxation of holders of the Company’s common stock, depositary shares, debt securities, and warrants. The description contained in Exhibit 99.1 to this Form 8-K replaces and supersedes prior descriptions of the U.S. federal income tax treatment of Old Welltower and its security holders to the extent that they are inconsistent with the description contained in this Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When Welltower Inc. uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements, including, but not limited to, statements regarding the Company’s ability to complete the Reorganization, the impacts of the Reorganization on the Company’s financial condition, business operations, financial statements and outstanding securities and the Company’s ability to realize the expected benefits of Reorganization, are not guarantees of future performance and involve risks and uncertainties that may cause Welltower Inc.’s actual results to differ materially from Welltower Inc.’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to, the risk that changes in legislation or regulations may change the tax consequences of the Reorganization, the risk that the LLC Conversion may not become effective on the expected date or at all, and those factors discussed in Welltower Inc.’s reports filed from time to time with the SEC. Welltower Inc. undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated March 7, 2022, by and among Welltower Inc., WELL Merger Holdco Inc. and WELL Merger Holdco Sub Inc. (filed with the Securities and Exchange Commission as Exhibit 2.1 to the Company’s Form 8-K filed March 7, 2022, and incorporated herein by reference thereto).

3.1	Amended and Restated Certificate of Incorporation of Welltower Inc.

3.2	Amended and Restated Bylaws of Welltower Inc.

3.3	Certificate of Merger.

4.1	Supplemental Indenture No. 23, dated as of April 1, 2022, between Welltower OP Inc., as issuer, Welltower Inc., as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.1	Consent and Amendment No. 1 to Credit Agreement, dated April 1, 2022, by and among Welltower Inc., Welltower OP Inc., the lenders and other financial institutions listed therein and KeyBank National Association, as administrative agent.

10.2	Welltower Inc. 2022 Long-Term Incentive Plan.

10.3	Welltower Inc. 2022 Employee Stock Purchase Plan.

99.1	Taxation.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN
Name:	Matthew McQueen
Title:	Executive Vice President - General Counsel & Corporate Secretary

Date: April 1, 2022